Income taxes (Details 2) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Tax loss carryforwards	$ 76,694	$ 71,914
Research and development deductions and investment tax credits	29,116	29,126
Tax values of depreciable assets in excess of accounting values	2,773	2,719
Share issue costs and other	544	406
Total deferred tax assets	109,127	104,165
Valuation allowance	(108,658)	(103,726)
Net deferred tax assets	$ 469	$ 439